SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/X/	Preliminary Proxy Statement
/_/	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/	Definitive Proxy Statement
/_/	Definitive Additional Materials
/_/	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE SOUTHEASTERN THRIFT AND BANK FUND, INC.
(Name of Registrant as Specified In Its Charter)

        Payment of Filing Fee (check the appropriate box):

/X/	No fee required.
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(1)	Title of each class of securities to which transaction applies: ___________________________________________________
(2)	Aggregate number of securities to which transaction applies: ___________________________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
___________________________________________________

(4)	Proposed maximum aggregate value of transaction: ___________________________________________________
(5)	Total fee paid: ___________________________________________________

/_/	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ___________________________________________________
(2)	Form, Schedule or Registration Statement No.: ___________________________________________________
(3)	Filing Party: ___________________________________________________
(4)	Date Filed: ___________________________________________________

THE SOUTHEASTERN THRIFT AND BANK FUND, INC.
101 Huntington Avenue
Boston, Massachusetts 02199

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

__________, 2001

To the Shareholders of the Southeastern Thrift and Bank Fund, Inc.:

          A Special Meeting of Shareholders of The Southeastern Thrift and Bank Fund, Inc. (the “Fund”) will be held at _______________________________________________________________ on the ____th floor on February 28, 2001, at 10:00 a.m., for the purposes of considering and voting on:

    Approval of a plan to amend the investment strategies of the Fund.
    Modification of the Fund’s industry concentration policy.
    Election of the Fund’s Directors.
    Ratification of the selection of Deloitte & Touche as the Fund’s independent accountant.
    Any other business that may properly come before the meeting.

          The close of business on __________, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

           At its most recent meeting the Fund’s Board of Directors considered and unanimously approved the recommendation of the Fund’s adviser, John Hancock Advisers, Inc. (“Adviser”), to amend the Fund’s investment policies and strategies. The Amendment would allow the Fund to invest in companies across the financial services sector. The Fund’s investments would no longer have to be concentrated in Southeastern banks and thrifts, and the Fund will change its name to the Banking and Finance Fund. After careful consideration, the Board asks you to vote in favor of this proposal

           In connection with the amendment of the Fund’s investment strategies, you are also being asked to vote to modify the Fund’s industry concentration policy to make it clear that, in the future, the Fund will not have to concentrate its investments in banking and savings institutions. The Board has carefully considered this proposal and also recommends that you vote for the proposal.

           Finally, you are also being asked to ratify the selection of the independent auditors and to reelect the Fund’s Board of Directors. The Board, having carefully considered these proposals, also recommends that you vote for the proposals.

           The Board believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for the proposals. Your vote is important, no matter how many shares you own.

           Shareholders present at the Special Meeting will have an opportunity to ask questions about the proposals.

           Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid return envelope. If you have questions, please contact __________________________ at __________.

Respectfully, ______________________________________________ Reinaldo Pascual Secretary

          THE FUND WILL FURNISH YOU, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMIANNUAL REPORTS UPON REQUEST. Any such request should be made to the Fund’s transfer agent, State Street Bank and Trust Company, at: (800) 426-5523 or by mail addressed to:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200.

          SHAREHOLDERS ARE INVITED TO ATTEND AND TO VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, YOU MAY VOTE IN ONE OF THREE WAYS:

    By Mail:    By signing, dating, voting and returning the proxy card in the enclosed postage paid envelope.

    By Telephone:    With a toll free call to the telephone number listed on your proxy card and entering the proper information, including the control number listed on your proxy card.

    By Internet:    By signing onto the internet site listed on your proxy card and entering the proper information, including the control number listed on your proxy card.

INSTRUCTIONS FOR SIGNING PROXY CARDS

  Individual Accounts:  Sign your name EXACTLY as it appears in the registration on the proxy card.

  Joint Accounts:   Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration (for example, the individual should indicate if he is signing as an officer of a corporate account, a trustee or a trust account or a custodian of a custodial or estate account).

The Board of Directors of the Fund recommends that you cast your vote:

    FOR approval to amend the Fund’s investment policies and strategies.
    FOR approval to modify the Fund’s industry concentration policy.
    FOR approval of the election of each member of the Board of Directors.
    FOR approval to ratify the Fund’s independent accountant.

YOUR VOTE IS IMPORTANT.  PLEASE VOTE YOUR SHARES PROMPTLY,
NO MATTER HOW MANY SHARES YOU OWN.

THE SOUTHEASTERN THRIFT AND BANK FUND, INC.
101 Huntington Avenue
Boston, Massachusetts 02199

PROXY STATEMENT

           This proxy statement and the accompanying form of proxy are first being mailed to Shareholders on or about _______, 2001. This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of The Southeastern Thrift and Bank Fund, Inc. (the “Fund”) of proxies to be used at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at _______________ __________________________________ on February 28, 2001 at 10:00 a.m. (and at any adjournment or adjournments thereof). The purpose of the Meeting, as set forth in the accompanying Notice of Special Meeting of Shareholders, is to vote on four proposals which are described in this Proxy Statement.

           The close of business on _______, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting. Each Shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were ___________________ shares of Common Stock outstanding.

           Shareholders who execute proxies retain the right to revoke them in person at the Special Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy and, unless specified to the contrary, will be voted FOR each Proposal.

           Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the record holders of at least a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event a quorum is not present at the Special Meeting, or in the event that sufficient votes to approve or reject the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A Shareholder vote may be taken on any of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval or rejection.

           The persons named as proxies will vote, in their discretion, those proxies which they are entitled to vote FOR or AGAINST any proposal. Approval of each Proposal, except Proposal 2, requires the affirmative vote of a majority of the shares voted at the meeting, assuming the existence of a quorum. Approval of proposal 2 requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote. “A majority of the outstanding shares of the Fund,” for this purpose, means:

    67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or more than 50% of the outstanding shares of the Fund.
Because abstentions do not count as votes cast with respect to the proposals, the effect of abstentions is the same as a vote against the proposals.

           John Hancock Advisers, Inc. (“Adviser”), whose principal business address is 101 Huntington Avenue, Boston, Massachusetts 02199-7603, is the Fund’s investment adviser.

           The Fund’s custodian, transfer agent, distribution disbursing agent and registrar is State Street Bank and Trust Company whose principal business address is 225 Franklin St., Boston, Massachusetts 02110.

           The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report to any Shareholder upon request. A Shareholder who wishes to request a copy of the report may do so by calling the Fund’s transfer agent, State Street Bank and Trust Company, at (800) 426-5523.

DISCUSSION OF PROPOSALS

PROPOSAL 1:   AMENDMENT OF THE FUND’S STRATEGIES

Recommendation

           The Board recommends that you vote to amend the Fund’s investment policies and strategies. The amendment would remove the requirement to concentrate on Southeastern banking and savings and loan institutions and allow the Fund to invest, without limitation or regard to geographic location, in equity-related securities of issuers in the financial service industry.

Scope of Change

           The Fund’s current investment policies and strategies provide that it will seek to achieve its primary investment objective of long-term capital appreciation by “investing at least 65% its total assets in equity related securities issued by Southeastern banks, savings and loan institutions and bank and savings and loan holding companies.” As such, the Fund may only invest “up to 35% of its total assets in equity-related securities issued by banking and savings institutions (or their holding companies) located outside the Southeast and in equity-related securities of other United States issuers in the Financial Service Industry.”

           The proposed change will allow the Fund to invest across the financial services sector, including internationally, without limitation. If adopted, the Funds new investment policy would provide as follows: “The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 65% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate related firms, insurance companies and financial holding companies.” The Fund could invest the other 35% of its assets without limitations, although it is anticipated that the bulk will be invested in the financial services sector or in short term, liquid investments.

           In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective.

           The policies and strategies, as they exist and as they would be amended by the proposal, are non-fundamental. That means that they can be changed without a shareholder vote. Nonetheless, in this case, the Board believes that due to the scope and nature of the proposed changes, a Shareholder vote is warranted. As such, the Board has determined to call this special meeting to seek your vote on this matter.

Financial Services Sector

           The financial services sector includes banks, trust companies, broker-dealers, insurance companies, investment advisers, credit card companies, finance companies, credit reporting companies and other companies that provide services to those financial service companies. These companies are usually regulated by governmental or quasi-governmental entities and as a result are subject to the risk that regulatory developments will adversely affect them.

Rationale For Amendment

           The Fund has historically amended its strategies, policies and objectives when the Board has deemed it appropriate to do so. The Fund was organized in 1989 as a Southeastern savings institution fund. In 1991, the Fund’s strategies and policies were amended to allow for investments in commercial banks. The amendment allowed the Fund to participate in, and profit from, the consolidation in the commercial bank sector that followed. In 1995, in anticipation of changes in the regulatory environment governing banks and financial services companies, the Fund further amended its investment policies. This amendment allowed the Fund to invest in non-depository financial services firms, such as brokerage, finance and insurance and also allowed the Fund to invest to a greater extent in non-Southeastern issuers. This last amendment also proved to be advantageous since financial services firms have had relative strong performance since the amendment was implemented.

           The Board and the Adviser feel that the Fund’s investment policies and strategies must be amended again. Both the Board and the Adviser believe that the focus on Southeastern institutions is no longer warranted in light of prior consolidations, current market conditions and regulatory developments. The marketplace has become increasingly national and international, and geographic limitations may limit (instead of increase) the Fund’s return potential. Furthermore, with the recent enactment of the Gramm-Leach-Bliley Act, barriers separating financial service firms - such as brokerage, finance and insurance firms - from banking functions are finally being removed. This should have a positive effect on the stocks of national and international financial service companies and should lead to further consolidation. As such, the Board and the Adviser believe that this is an appropriate time to amend the Fund’s strategies to take advantage of these developments. The amendment will also diversify the Fund’s holdings.

Implementation

           If approved by the Shareholders, the Adviser will move cautiously and deliberately to implement the Amendment. Nonetheless, portfolio changes will undoubtedly result in the Fund realizing some capital gains. To the extent the Fund invests in foreign securities, it will also cause the Fund to incur risks associated with foreign investing such as foreign country risk (which is the chance that a country’s economy will be hurt by political troubles, financial problems, or natural disasters) and foreign currency risk (which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies). Despite the realization of capital gains, and the possible risks of international investing, the Board and the Adviser believe that the changes are necessary to ensure positive future returns.

Required Vote

           Approval of Proposal 1 requires the affirmative vote of a majority of the shares voted at the meeting, assuming a quorum is present. The Board recommends that the Shareholders vote FOR amending the Fund’s investment strategies. The effect of abstentions is the same as a vote against the Proposal.

PROPOSAL 2:     MODIFICATION OF THE FUND’S INDUSTRY CONCENTRATION POLICY

Recommendation

           In connection with the proposal to modify the Fund’s investment strategies, the Board recommends that you vote to modify the Fund’s industry concentration policy. The modification would make it clear that the Fund will not have to concentrate its investments in savings and banking institutions.

Scope and Reason for Change

           The Fund’s current Investment Restriction No. 1, relating to industry concentration, states the following: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the banking and savings industries and in other issuers in the financial services industry.” (Emphasis added.) This restriction may be read to require the Fund to invest more than 25% of its assets in the banking and savings industry. As such, the Board recommends that the Fund’s Investment Restriction No. 1 be modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector.” (Emphasis added.)

Required Vote

           Approval of proposal 2 requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote. “A majority of the outstanding shares of the Fund,” for this purpose, means:

    67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or more than 50% of the outstanding shares of the Fund.

PROPOSAL 3:    ELECTION OF DIRECTORS

Recommendation

           The Board has nominated five individuals for election to the Board. These are the same individuals who currently serve as the Fund’s directors. Each has consented to continue to serve as a director if reelected by the Shareholders. You are asked to elect each director to serve until a successor is duly elected and qualified.

Information on Nominees

           Below are the names, ages, business experience during the past five years and other directorships of the nominees. Mr. Golden serves as President of the Fund, as well as a director. Mr. Freedman is considered an interested director of the Fund.

Franklin	C. Golden – (50), President since 1997 and Director since 1989 – President of James Meyers and Company, a full service broker-dealer in Charlotte, North Carolina. Prior to Joining Myers in 1991, he was an Executive Vice President of Interstate/Johnson Lane (now IJL/Wachovia). He is a past director and Chairman of the National Association of Securities Dealers (NASD) District 7 Business Conduct Committee.

Robert	G. Freedman II – (62), Director since 1996 – Retired. From 1998 to 2000 served as Executive Vice President & Chief Investment Officer of Sovereign Asset Management Corporation and NM Capital Management, Inc. From 1995 to 1998 served as Vice Chairman & Chief Investment Officer of John Hancock Advisers, Inc. Prior to that, he was President and Chief Investment Officer of John Hancock Advisers, Inc.

Fred G.	Steingraber – (62), Director since 1989 - Chief Executive Officer and Chairman of A. T. Kearney, Inc., an international management consulting firm, since 1983 and 1986, respectively. He is a Director of Maytag Corporation and Director of the Supervisory Board of Continental AG.

Donald	R. Tomlin – (67), Director since 1989 – President and Director of Southport Capital, Inc., a registered investment adviser since 1991.

H. Hall	Ware, III – (65), Director since 1989 - President of Odin Systems International, Inc., an anti-icing spray technology systems company, since 1999. Prior to that time he was an attorney with Gilbert, Harrell, Gilbert, Sumerford & Martin of Brunswick Georgia from 1995 to 1999.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Fund	Pension/Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors

Franklin C, Golden	17,000	0	0	17,000

Robert Friedman II	0	0	0	0

Fred G. Steingraber	13,000	0	0	13,000

Donald R. Tomlin	12,000	0	0	12,000

H. Hall Ware III	13,000	0	0	13,000

Required Vote

          Approval of Proposal 2 requires the affirmative vote of a majority of the shares voted at the meeting assuming a quorum is present. The Board recommends that the Shareholders vote FOR re-election of each of the nominees. The effect of abstentions is the same as a vote against the Proposal.

PROPOSAL 4:   TO RATIFY THE SELECTION OF DELOITTE AND TOUCHE AS INDEPENDENT ACCOUNTANT OF THE FUND

Recommendation

           The Board recommends that you vote to ratify the selection of Deloitte & Touche as the independent accountant of the Firm.

Background

           The firm of Deloitte & Touche has been selected as independent accountant for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Deloitte & Touche has acted and continues to act as the Fund’s independent accountant. Under certain circumstances the Investment Company Act of 1940 (“1940 Act”) requires that Shareholders ratify the directors’ selection of the accountant. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty.

           Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Deloitte & Touche professional had any direct or indirect ownership interest in the Fund inconsistent with independence standards pertaining to accountants. The independent accountant’s audit reports to date do not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and the independent accountant on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

           The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund’s accountants, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant’s independence. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

Required Vote

           Approval of Proposal 4 requires the affirmative vote of a majority of the shares voted at the meeting assuming a quorum is present. The Board recommends that the Shareholders vote FOR re-election of each of the nominees. The effect of abstentions is the same as a vote to ratify the selection of Deloitte and Touche as the independent accountants of the Fund.

OTHER BUSINESS

The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matters requiring a vote of Shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interests of the Fund.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           As of December 31, 2000, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

           The following table sets forth the beneficial ownership of shares of the Fund, at December 31, 2000, by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

(TO BE COMPLETED)

Audit Committee

           The Board has an Audit Committee consisting of all of the Board’s Independent Directors, as defined by the NASDAQ’s Qualitative Listing Requirements rule. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A.

Additional Information

           The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. These costs primarily consist of legal and proxy servicing fees and are expected to be approximately _________________to the Fund.

          In order to obtain the necessary quorum at the meeting, supplementary solicitation may be made by mail, telephone, fax, or personally by officers or employees of Regan & Associates, Inc. (“Regan”). Regan has agreed to provide the Fund with all necessary consulting and solicitation services. Regan’s fees for these services will be $_____ plus reimbursement for out of pocket expenses up to $_____, provided, however, that no fee shall be payable if the proposals recommended by the Board are not approved.

          If the Shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the Shareholder may still submit the proxy card originally sent with the proxy statement by mail or fax or attend in person. Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact ______________ at ____________. Any proxy given by a Shareholder, whether in writing or by telephone, is revocable in person at the Special Meeting or by written notice received by the Secretary of the Fund at any time before they are voted.

          Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

By order of the Board of Directors, _______________________________________ Reinaldo Pascual Secretary

PROXY

           Unless otherwise specified in the squares provided, the undersigned’s vote will be cast for each proposal listed below.

          Your Board of Directors recommends that you vote FOR Proposal 1.
          1.   To approve amending the Fund’s investment policies and strategies:
/_/ FOR	/_/ AGAINST	/_/ ABSTAIN

          Your Board of Directors recommends that you vote FOR Proposal 2.
             2.   To modify the Fund’s industry concentration policy:
/_/ FOR	/_/ AGAINST	/_/ ABSTAIN

          Your Board of Directors recommends that you vote FOR Proposal 3.
             3.   To elect each of the Fund’s directors:
/_/ FOR	/_/ AGAINST	/_/ ABSTAIN

          Your Board of Directors recommends that you vote FOR Proposal 4.
             4.   To ratify the selection of Deloitte and Touche as the Fund’s independent accounant:
/_/ FOR	/_/ AGAINST	/_/ ABSTAIN

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SOUTHEASTERN THRIFT AND BANK FUND, INC.; SPECIAL MEETING OF SHAREHOLDERS -- _____________, 2001.

           The undersigned hereby appoints Franklin C. Golden and Reinaldo Pascual, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to present the undersigned at the Special Meeting of Shareholders of The Southeastern Thrift and Bank Fund, Inc. to be held at _____________________________________________________ on the ____th floor on ____________, 2001, at ________ a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated ___________, 2001 and upon all other matters properly coming before said meeting.

           The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

          Please sign EXACTLY as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

________________________________________ (Signature of Shareholder)	_______________________________________ (Signature of Shareholder)

Dated: ____________________________, 2001

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED.

EXHIBIT A
THE SOUTHEASTERN THRIFT AND BANK FUND, INC.
AUDIT COMMITTEE CHARTER

  The Audit Committee shall be composed entirely of independent directors.

  The purposes of the Audit Committee are:

    to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

    to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund’s independent auditors and the full Board of Directors.

    The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

  To carry out its purposes, the Audit Committee shall have the following duties and powers:

    to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence;

    to meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

    to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

    to review the fees charged by the auditors for audit and non-audit services; to investigate improprieties or suspected improprieties in fund operations; and

    to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

  The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

  The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the management company.

  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

  The Committee shall review this Charter at least annually and recommend any changes deemed necessary to the full Board of Directors.

A-1